SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 15, 2004

                                 CYCO.NET, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                     000-30244                  13-3389415
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

400 GOLD AVENUE SW, SUITE 1000, ALBUQUERQUE, NEW MEXICO              87102
      (Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code: (505) 248-0000

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      See Item 2.01 below.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On November 15, 2004, Cyco.net, Inc. (the "Company") purchased all of the outstanding common stock of Pluto Communications International, AS ("Pluto") a Norwegian company, that provides a range of billing and customer care solutions for telecommunication carriers and service providers via their "Charon " billing and customer care real-time, client/server system. Pursuant to a Share Exchange Agreement between the Company and Pluto, Inc., dated June 16, 2004 and amended on November 15, 2004 to change the date of Closing to the date hereof, the Company issued 5,010,496 shares of common stock to Pluto in exchange for all of the issued and outstanding common stock of Pluto, which consists of 2,385,950 shares of common stock.

      Pluto will continue its operations in Norway and will operate as a 100% wholly owned subsidiary of the Company.

      The Company plans to report on the historical financial statements of Pluto prior to the acquisition and provide pro forma financial statements of the acquisition within 60 calendar days of this filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description

EXHIBIT          DESCRIPTION                                                                     LOCATION
                 Share  Exchange  Agreement  dated as of June 16,  2004  between  the
Exhibit 99.1     Company and Pluto Communications International A.S.                             Provided herewith

                 Amendment to Share Exchange  Agreement between the Company and Pluto
Exhibit 99.2     Communications International A.S. dated as of November 15, 2004                 Provided herewith


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

Date:    November 19, 2004             CYCO.NET, INC.

                                       By: /s/ Richard A. Urrea
                                           -------------------------------------
                                       Name:  Richard A. Urrea
                                       Title:   President


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